                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 of 15 (d) of the
                        Securities Exchange Act of 1934

                                January 13, 1998
                                ----------------
                Date of report (Date of earliest event reported)


                         HEARST-ARGYLE TELEVISION, INC.
             (Exact Name of Registrant as Specified in its Charter)


     DELAWARE                      0-2700                  74-2717523
------------------                 ------                  ----------
 (State or Other            (Commission File Number)     (IRS Employer
 Jurisdiction of                                       Identification Number)
 Incorporation)


                              888 SEVENTH AVENUE
                           NEW YORK, NEW YORK 10106
                              ------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 212-649-2300
                              ------------------
              Registrant's telephone number, including area code


ITEM 5.    OTHER EVENTS
           ------------

On January 13, 1998, Hearst-Argyle Television Inc. (the "Registrant") completed an underwritten public offering under its existing shelf registration statement (File No. 333-36659) of $200,000,000 aggregate principal amount of 7% Senior Notes due 2018 (the "Debt Offering"). Reference is made to the press release, dated January 8, 1998, annexed hereto as Exhibit 20.2, for further information regarding the Debt Offering. Net proceeds from the Debt Offering will be used to repay outstanding indebtedness of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

   (c) Exhibits
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 Exhibit No.            Description of Document
 -----------            -----------------------

       1.1 Underwriting Agreement, dated as of November 7, 1997 (incorporated by reference to the Registrant's Current Report on Form 8-K dated November 12, 1997).

       1.2 Terms Agreement, dated as of January 8, 1998, among the Registrant and the several Underwriters named therein, including the Underwriting Agreement incorporated therein by reference.

       4.1 Indenture, dated as of November 13, 1997, between the Registrant and Bank of Montreal Trust Company, as trustee (incorporated by reference to the Registrant's Current Report on Form 8-K dated November 12, 1997).

       4.2 First Supplemental Indenture, dated as of November 13, 1997, between the Registrant and Bank of Montreal Trust Company, as trustee (incorporated by reference to the Registrant's Current Report on Form 8-K dated November 12, 1997).

       4.3 Second Supplemental Indenture, dated as of January 13, 1998, between the Registrant and Bank of Montreal Trust Company, as trustee.

       4.4 Global Note representing $200,000,000 of 7% Senior Notes due January 15, 2018 (included as part of Exhibit 4.3).

       5.1  Opinion of Rogers & Wells.

      20.1  Press Release, dated January 8, 1998, announcing the Debt Offering.

      23.1  Consent of Rogers & Wells (included as part of Exhibit 5.1).

                                   Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         HEARST-ARGYLE TELEVISION, INC.

Date:  January 13, 1998      By:/s/ Dean H. Blythe
                                ------------------------------------
                                    Dean H. Blythe
                                    Senior Vice President-Corporate
                                    Development
                                    Secretary and General Counsel

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